Exhibit 23.1
                                                                    ------------
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 20, 2000 (except with respect to the matters discussed in Note Q, as to which the date is October 13, 2000) included in this Form 10-K, into Herley Industries, Inc.'s previously filed Registration Statement File Nos. 333-72427, 333-17369, 333-19739, 333-46777, 333-35485 and
333-95327.


                                                 /s/ ARTHUR ANDERSEN LLP


Lancaster, PA
October 23, 2000